SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

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Filed by a Party other than the Registrant |_|
Check the appropriate box:

/_/      Preliminary Proxy Statement
/_/      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
/x/      Definitive Proxy Statement
/_/      Definitive Additional Materials
/_/      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              ACCESSOR FUNDS, INC.
                (Name of Registrant as Specified In Its Charter)

                        Christine J. Stansbery, Secretary
                  (Name of Person(s) Filing Proxy Statement)

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/x/     No fee required.
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        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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        5) Total fee paid:

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Set forth the amount on which the filing fee is calculated  and state how it was determined.

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                                  March 31, 1998

Shareholders of Accessor Funds, Inc.
Small to Mid Cap Portfolio

                  Re:      Accessor Funds, Inc.
                           Proxy Material

Dear Shareholder:


         The enclosed proxy materials cover matters that the Board of Directors of Accessor Funds, Inc. (the "Fund") asks you to approve with regard to the Small to Mid Cap Portfolio (the "Small Cap Portfolio"). The Board of Directors has considered and approved a recommendation by Symphony Asset Management, Inc. ("Symphony Inc."), the current money manager of the Small Cap Portfolio, to adjust the incentive fee structure to the Small Cap Portfolio. Evidence indicates that the historic return and risk pattern of small to mid capitalization stocks warrants recognition that higher returns can be earned in this asset category. The Directors have devised a different fee structure by which the interval around the benchmark index is extended. Symphony will be allowed to earn or lose an additional 0.10%. As more completely described in the proxy solicitation, the proposed modification to the fee structure is as follows:

                         AVERAGE ANNUALIZED
                 PERFORMANCE DIFFERENTIAL VS. THE       ANNUALIZED
                          BENCHMARK INDEX            PERFORMANCE FEE
                          ---------------            ---------------
                Greater Than or Equal to
                    3.00%                                  0.42%
                Greater Than or Equal to
                    2.00% and Less Than 3.00%              0.35%
                Greater Than or Equal to
                    1.00% and Less Than 2.00%              0.30%
                Greater Than or Equal to
                    0.50% and Less Than 1.00%              0.25%
                Greater Than or Equal to
                    0.00% and Less Than 0.50%              0.20%
                Greater Than or Equal to
                    -0.50% and Less Than 0.00%             0.15%
                Greater Than or Equal to
                    -1.00% and Less Than -0.50%            0.10%
                Greater Than or Equal to
                    -1.50% and Less Than -1.00%            0.05%
                Less Than -1.50%                           0.00%

         Symphony Inc. informed the Directors that all new advisory relationships are being established with and existing advisory relationships are being shifted to Symphony Asset Management LLC ("Symphony LLC"), a registered investment advisory affiliate of Symphony Inc., operating under the same management, with the same personnel, at the same address as Symphony Inc. Accordingly, if approved, the new Money Manager Agreement will be signed with Symphony LLC.

         As money manager for the Small Cap Portfolio, Symphony's performance has been excellent, and it is currently earning the highest incentive fee permissible under the current Money Manager Agreement. Symphony will maintain its investment style and process, and will continue to view the Fund as an important client. The New Money Manager Agreement modifying the fee structure must be approved by the shareholders of the Small Cap Portfolio. With the modification of the fee structure, even with Symphony continuing to earn the highest incentive fee permissible, the expense ratio of the Small Cap Portfolio will continue to be significantly lower than the average expense ratio of the no-load mutual funds with similar investment objectives.*


         The Board of Directors has carefully considered the proposal and recommends your "yes" vote. Please cast your vote. Many shareholders think their votes are not important. To the contrary, they are vital. The Special Meeting scheduled for April 30, 1998, will have to be adjourned without conducting any business if less than a majority of the eligible shares are represented. If that occurs, the Small Cap Portfolio, at shareholders' expense, may have to continue to solicit votes until a quorum is obtained. I want to thank you for your participation as a shareholder. I encourage you to read the enclosed proxy materials carefully and return your vote promptly. Please be sure to complete, sign and date each proxy card if there is more than one in your materials. Should you have any questions, please do not hesitate to contact the Fund at 1-800-759-3504.

                                Very truly yours,


                                J. Anthony Whatley III
                               President and Chief Executive Officer




* Source: Morningstar, Inc., as of 12/31/97. Average expense ratio within the "Small Blend" category: 1.50%, Accessor Small Cap Portfolio expense ratio is 1.15%. Under the proposed New Agreement, the expense ratio for the Advisor Class of shares of the Small Cap Portfolio would be 1.25%.

                              ACCESSOR FUNDS, INC.
                          1420 Fifth Avenue, Suite 3130
                                Seattle, WA 98101


                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 30, 1998


TO THE SHAREHOLDERS OF THE SMALL TO MID CAP PORTFOLIO OF ACCESSOR FUNDS, INC.:


         Notice is hereby given that a Special Meeting (the "Meeting") of the shareholders of the Small to Mid Cap Portfolio (the "Small Cap Portfolio") of Accessor Funds, Inc. (the "Fund") (the "Shareholders") will be held on Monday, April 30, 1998 at 10:00 A.M. Pacific Standard Time in the offices of the Fund at 1420 Fifth Avenue, Suite 3130, Seattle, WA 98101 for the following purposes:

         1. to approve or disapprove a new Money Manager Agreement for the Small Cap Portfolio among the Fund, Bennington Capital Management L.P. ("Bennington") and Symphony Asset Management LLC ("Symphony LLC") and a modification of the calculation of the money manager fees paid to Symphony LLC as the Money Manager of the Small Cap Portfolio; and


         2. to transact such other business as may be properly brought before the Meeting or any adjournments thereof.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE IN FAVOR OF ALL PROPOSALS. Shareholders of record of the Small Cap Portfolio at the close of business on March 16, 1998, are entitled to notice of and to vote at the Meeting and any adjournment thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD(S) IN THE POSTAGE PAID RETURN ENVELOPE ENCLOSED, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST TO SIGN YOUR PROXY CARD AND RETURN IT. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                                     ACCESSOR FUNDS, INC.
Seattle, Washington

March 30, 1998                                Christine J. Stansbery, Secretary

                              ACCESSOR FUNDS, INC.
                          1420 Fifth Avenue, Suite 3130
                                Seattle, WA 98101

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 30, 1998


                               GENERAL INFORMATION


         ACCESSOR FUNDS, INC. (the "Fund") is a multi-managed, no-load, open-end, management investment company currently consisting of eight diversified investment portfolios (individually, a "Portfolio" and collectively, the "Portfolios"), each with its own investment objective and policies. The assets of each Portfolio are allocated among Bennington Capital Management L.P. ("Bennington") and/or investment management organizations (each, a "Money Manager"), researched and recommended by Bennington and reviewed and approved by the Board of Directors, pursuant to written agreements (the "Money Manager Agreements") among the Fund, Bennington and the respective Money Managers. This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by or on behalf of the Board of Directors of the Fund for use at a Special Meeting (the "Meeting") of shareholders of the Small to Mid Cap Portfolio (the "Small Cap Portfolio") (the "Shareholders") to be held at the offices of the Fund, 1450 Fifth Avenue, Suite 3130, Seattle, WA 98101 on April 30, 1998 and at any adjournments or postponements thereof.

         The first mailing of this Proxy Statement and form of proxy to Shareholders is expected to be made on or about March 31, 1998.


         If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted at the Meeting in accordance with the instructions noted thereon. If no instruction is indicated, the proxy will be voted in accordance with the Board of Directors' recommendations as set forth herein. However, even though you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Meeting or by delivering a subsequently dated proxy or by personally attending the Meeting and voting there.

         Proxies will be solicited principally by mail but may also be solicited in person or by telephone or telegraph by officers, directors or agents of the Fund, employees and/or officers or agents of Bennington, the Fund's investment adviser and manager, none of whom will receive additional compensation therefor.


         The costs of solicitation with respect to Proposal No. 1 will be borne by the Small Cap Portfolio, Symphony Asset Management LLC ("Symphony LLC"), an affiliate of Symphony Asset Management, Inc., ("Symphony Inc.") and Symphony, Inc. the current money manager of the Small Cap Portfolio, as applicable. Forms of proxy material also may be distributed to the Shareholders through brokers, custodians and other like parties, and Symphony Inc. and Symphony LLC, as applicable, will reimburse such parties for their reasonable out-of-pocket expenses incurred in connection therewith.

         Only Shareholders of record at the close of business on March 16, 1998 (the "Record Date") are entitled to notice of and to vote at the Meeting and any adjournment thereof. As of the Record Date, there were 7,435,203 outstanding shares of the Small Cap Portfolio. Each share is entitled to one vote on each matter to come before the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Absent a quorum, the meeting will have to be adjourned without conducting any business. The Fund will then have to solicit votes until a quorum is obtained.


         The favorable vote of the holders of a majority of the outstanding voting securities of the Small Cap Portfolio is required for the approval of the new Money Manager Agreement among the Fund, Bennington and Symphony LLC (the "New Agreement") for the Small Cap Portfolio. The vote of the holders of a majority of the outstanding voting securities of the Small Cap Portfolio is defined by the Investment Company Act of 1940, as amended (the "Investment
Company Act") as (i) the vote of 67% or more of the shares present at the Meeting; if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding shares, whichever is less.

         THE FUND'S ANNUAL REPORT HAS PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY OBTAIN A COPY OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS UPON WRITTEN OR ORAL REQUEST, WITHOUT CHARGE, BY CONTACTING THE FUND AT THE ADDRESS SHOWN ABOVE, OR BY CALLING 1-800-759-3504. IF ANY SHAREHOLDERS WOULD LIKE ADDITIONAL INFORMATION ABOUT THE MATTERS PROPOSED FOR ACTION, FUND MANAGEMENT WOULD WELCOME THE OPPORTUNITY TO ANSWER QUESTIONS AND PROVIDE FURTHER INFORMATION.

                                 PROPOSAL NO. 1

         PROPOSAL TO APPROVE OR DISAPPROVE A NEW MONEY MANAGER AGREEMENT
           FOR THE SMALL CAP PORTFOLIO AMONG THE FUND, BENNINGTON AND
               SYMPHONY ASSET MANAGEMENT LLC ("SYMPHONY LLC ") AND
         MODIFICATIONS OF THE CALCULATION OF THE MONEY MANAGER FEES PAID
                     TO SYMPHONY LLC AS THE MONEY MANAGER OF
                             THE SMALL CAP PORTFOLIO


                                  INTRODUCTION


         The assets of each Portfolio of the Fund are allocated among Bennington and investment management organizations (each the "Money Manager" and collectively, the "Money Managers"), researched and recommended by Bennington and reviewed and approved by the Board of Directors, pursuant to written agreements (the "Money Manager Agreements") among the Fund, Bennington and each Money Manager. Proposal No. 1 (the "Proposal") relates only to the Small Cap Portfolio and to Symphony Inc., the current Money Manager of the Small Cap Portfolio, and Symphony LLC, as applicable.


         Symphony Inc., the Fund and Bennington entered into a Money Manager Agreement (the "Current Agreement") dated September 15, 1995, which was reviewed and renewed by the Board of Directors on August 20, 1997. The Current Agreement was submitted to the Shareholders for approval at a special meeting of Shareholders held on August 15, 1995, when Wells Fargo Nikko resigned as the Money Manager of the Small Cap Portfolio, at which time the Money Manager Agreement among the Fund, Symphony Inc. and Bennington was approved. An advisory affiliate of Symphony Inc., Symphony LLC, operating under the same management and with the same personnel, at the same address as Symphony Inc., was established in July of 1996. All new advisory relationships are being established with Symphony LLC and existing advisory relationships are being shifted to Symphony LLC with the intention of eventually phasing out Symphony Inc. Accordingly, the proposed New Agreement will be with Symphony LLC.

         Section 15(a) of the Investment Company Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of the registered investment company. Section 15 of the Investment Company Act provides that any increase in the fee structure must be approved by the Board of Directors of the Fund and the shareholders of the Portfolio. The Securities and Exchange Commission issued an exemptive order to the Fund on September 4, 1996 for an exemption (the "Exemptive Order") from certain provisions of the Investment Company Act which would otherwise require Bennington to obtain formal shareholder approval prior to engaging and entering into money manager agreements with Money Managers. Pursuant to the Exemptive Order, the Fund is permitted to replace or add Money Managers and to enter into, modify and terminate Money Manager Agreements with Money Managers upon approval of the Board of Directors but without former shareholder approval, for example among other things a change of control. While the New Agreement with Symphony LLC would be covered by the Exemptive Order, the modification of the fee structure in the New Agreement detailed in this Proxy Statement is not covered by the Exemptive Order due to the fact that the Proposal could result in a potential increase in fees paid to Symphony LLC.


         Therefore, in order to modify the calculation of the fees paid to Symphony LLC, the Shareholders must approve the New Agreement, which is attached as Exhibit 1, and marked to show changes from the Current Agreement. With the exception of the shift in relationship from Symphony Inc. to Symphony LLC, the modification of the calculation of the fees paid to Symphony LLC, the commencement date and termination date and ministerial changes, the New Agreement contains the same terms and conditions as the Current Agreement.

         At its April 30, 1998 Special Meeting of Shareholders, the Shareholders will be asked to approve a new Money Manager Agreement among the Fund, Bennington and Symphony LLC (the "New Agreement"). The New Agreement, if approved by the Shareholders, will take effect on July 1, 1998. If the New Agreement is adopted by the Shareholders, it will continue in effect through July 1, 1999, at which time it will be subject to annual approval by the Board of Directors and a majority of the Directors who are not parties to such agreement or "interested persons" as that term is defined in the Investment Company Act (the "Independent Directors").


                       TERMS OF CURRENT AND NEW AGREEMENTS


         With the exception of the change from Symphony Inc. to Symphony LLC, modification of the calculation of the fees paid to Symphony LLC, the commencement date and termination date, and ministerial changes to the New Agreement, the New Agreement contains the same terms and conditions as to the Current Agreement. Under the terms of both the Current Agreement and the New Agreement, Symphony Inc. or Symphony LLC, as applicable, has complete discretion to purchase and sell portfolio securities for the Small Cap Portfolio, within the Small Cap Portfolio's investment objective, restrictions and policies, and the more specific strategies developed by Bennington. Both the Current Agreement and the New Agreement provide that Symphony Inc. or Symphony LLC, as applicable, will receive certain fees (the "Money Manager Fee") for its services. Both the Current and New Agreements provide that they may be terminated without penalty by either the Fund, Bennington, Symphony Inc. or Symphony LLC, as applicable, upon 60 days written notice to the other parties and terminate automatically in the event of assignment. The Current Agreement provides that after the initial two year term, unless sooner terminated, it shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of the majority of the outstanding voting securities of the Small Cap Portfolio, provided that in either event such continuance also is approved by the vote of the majority of the Board of Directors, including a separate vote of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. The New Agreement provides that after an initial one year term, unless sooner terminated, it shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of the majority of the outstanding voting securities of the Small Cap Portfolio, provided that in either event such continuance also is approved by the vote of the majority of the Board of Directors, including a separate vote of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. The New Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act.). The Money Manager Fee paid to Symphony Inc. is described below in "Money Manager Fees". A comparison of the Money Manager Fee paid pursuant to the Current Agreement and the proposed Money Manager Fee paid pursuant to the New Agreement is provided for below.


                             MONEY MANAGER FEES PAID
                          PURSUANT TO CURRENT AGREEMENT


         The fees paid to Symphony Inc. under the Current Agreement are based on the assets of the Small Cap Portfolio and on the number of complete calendar quarters of management by Symphony Inc. For the first five complete calendar quarters of management of the Portfolio, the Small Cap Portfolio paid Symphony Inc. a Money Manager Fee of 0.20% annually on a quarterly basis based on the average daily net assets of the Small Cap Portfolio. This Money Manager Fee had two components, a basic fee of 0.10% annually (the "Basic Fee") and a portfolio management fee of 0.10% annually (the "Portfolio Management Fee").

         Commencing with Symphony Inc.'s sixth calendar quarter of management, the Small Cap Portfolio paid Symphony Inc. a Money Manager Fee which has two components, the Basic Fee of 0.10% annually and a variable fee (the "Performance Fee") which varied with Symphony Inc.'s performance. Set forth below is the "Fee Schedule For Symphony Inc. From the Sixth Calendar Quarter of Management Forward" as described in the Current Agreement.

         Fee schedule for Symphony Inc. from the sixth calendar quarter of management forward

       Average annualized                       Annualized
   performance differential vs.    Basic Fee    performance
      the Benchmark Index                         fee           Total
 -------------------------------- ----------- --------------- ------------
 Greater Than or Equal to
     2.00%                         0.10%         0.22%         0.32%
  Greater Than or Equal to
     1.00% and Less Than 2.00%     0.10%         0.20%         0.30%
 Greater Than or Equal to
     0.50% and Less Than 1.00%     0.10%         0.15%         0.25%
 Greater Than or Equal to
     0.00% and Less Than 0.50%     0.10%         0.10%         0.20%
 Greater Than or Equal to
     -0.50% and Less Than 0.00%    0.10%         0.05%         0.15%
 Less Than -0.50%                  0.10%         0.00%         0.10%
-------------------------------- ----------- --------------- ------------


The Performance Fee was adjusted and paid each quarter based on the annualized investment performance of Symphony Inc. relative to the annualized investment performance of a relevant index, currently the Wilshire 4500 Index/1 (the "Benchmark Index"). As long as Symphony Inc.'s performance either exceeded the Benchmark Index, or trailed the Benchmark Index by no more than 0.50%, a Performance Fee was paid to Symphony Inc. Symphony Inc.'s performance was measured on the portion of the Small Cap Portfolio's assets managed by it (the "Account"), which excluded assets held by Bennington for circumstances such as redemptions or other administrative purposes.

         Under the Current Agreement, from the sixth to the fourteenth calendar quarter of management of the Account by Symphony Inc., the performance differential versus the Benchmark Index would be recalculated at the end of each calendar quarter based on Symphony Inc.'s performance during all calendar quarters since commencement of its management of the Account, except that of the immediately preceding quarter. Commencing with the fourteenth calendar quarter of management of the Account, Symphony Inc.'s average annual performance differential would be recalculated based on Symphony Inc.'s performance during the preceding 12 calendar quarters (other than the immediately preceding quarter) on a rolling basis. Symphony Inc.'s performance would be calculated by Bennington in the same manner in which the total return performance of the Benchmark Index is calculated.

         The "performance differential" is the percentage amount by which the Account's performance is greater or less than that of the Benchmark Index. For example, if the Benchmark Index has an average annual performance of 10.00%, the Account's average annual performance would have to be equal to or greater than 12.00% for Symphony Inc. to receive an annual Performance Fee of 0.22% (i.e., the difference in performance between the Account and the Benchmark Index must be equal to or greater than 2.00% for Symphony Inc. to receive the maximum Performance Fee). Because the maximum Performance Fee for the Small Cap Portfolio applies whenever Symphony Inc.'s performance exceeds the Benchmark Index by 2.00% or more, Symphony Inc. could receive a maximum Performance Fee even if the performance of the Account is negative. 2

----------

/1 While  the  S&P  500  Index  includes  the   preponderance  of  large  market
   capitalization stocks, it excludes most of the medium and small size companies which comprise the remaining 33% of the capitalization of the U.S. stock market. The Wilshire 4500 Index (an unmanaged index) consists of all U.S. stocks that are not in the S&P 500 Index and that trade regularly on the New York and American Stock Exchanges as well as in the NASDAQ over-the-counter market. The Wilshire 4500 Index is constructed from the Wilshire 5000 Equity Index, which measures the performance of all U.S. headquartered equity securities with readily available price data. Approximately 6500 capitalization weighted security returns are used to adjust the Wilshire 5000 Equity Index. The Wilshire 5000 Equity Index was created by Wilshire Associates in 1974 to aid in performance measurement. The Wilshire 4500 Index consists of the Wilshire 5000 Equity Index after excluding the companies in the S&P 500 Index. Wilshire Associates views the performance of the Wilshire 5000's securities several ways. Price and total return indices using both capital and equal weightings are computed. The unit value of these four indices was set to 1.0 on December 31, 1970. "Wilshire 4500" and "Wilshire 5000" are registered trademarks of Wilshire Associates. The Small Cap Portfolio is not sponsored, endorsed, sold or promoted by Wilshire Associates.


/2 In April 1972, the SEC issued  Release No. 7113 under the Investment  Company
   Act (the "Release") to call the attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a 'rule of thumb' the performance difference should be at least +/-10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Directors has fully considered the Release and believes that the performance adjustments are entirely appropriate although not within the +/-10 percentage points per year range suggested by the Release.

                                THE NEW AGREEMENT


        The Board of Directors is proposing that the Shareholders approve the New Agreement with Symphony LLC and modify several aspects of the Money Manager Fees paid to the Money Manager of the Small Cap Portfolio. Pursuant to the proposed New Agreement, the fees paid to the Money Manager will be based on the assets of the Portfolio and on the number of complete calendar quarters of management by the Money Manager. Under the New Agreement, for the first five complete calendar quarters of management of the Account by the Money Manager, the Fund will pay the Money Manager on a quarterly basis an annual fee of 0.20% (the "Portfolio Management Fee"), applied to the average daily net assets of the Portfolio.

         Commencing with the sixth calendar quarter of management by the Money Manager for the Account, the Fund will pay the Money Manager based on the schedule below as applied to the average daily net assets of the Portfolio.

          Fee Schedule For the Sixth Calendar Quarter of Management Forward


                        AVERAGE ANNUALIZED
                 PERFORMANCE DIFFERENTIAL VS. THE       ANNUALIZED
                          BENCHMARK INDEX            PERFORMANCE FEE
                          ---------------            ---------------
                Greater Than or Equal to
                    3.00%                                  0.42%
                Greater Than or Equal to
                    2.00% and Less Than 3.00%              0.35%
                Greater Than or Equal to
                    1.00% and Less Than 2.00%              0.30%
                Greater Than or Equal to
                    0.50% and Less Than 1.00%              0.25%
                Greater Than or Equal to
                    0.00% and Less Than 0.50%              0.20%
                Greater Than or Equal to
                    -0.50% and Less Than 0.00%             0.15%
                Greater Than or Equal to
                    -1.00% and Less Than -0.50%            0.10%
                Greater Than or Equal to
                    -1.50% and Less Than -1.00%            0.05%
                Less Than -1.50%                           0.00%


     For purposes of calculating the fees to Symphony LLC, the commencement of investment operations for the New Agreement will be September 15, 1995 /3. Symphony LLC will receive a variable fee, called a Performance Fee, which will vary with Symphony LLC's performance and will be based on the "Fee Schedule From the Sixth Calendar Quarter of Management Forward" as set forth above. The Performance Fee paid by the Small Cap Portfolio to Symphony LLC under the New Agreement could either increase or decrease based on the performance of the Small Cap Portfolio as compared to the Benchmark Index.

Under the terms of the New Agreement, the Performance Fee will be adjusted and paid each quarter based on the annualized investment performance of Symphony LLC relative to the annualized investment performance of the Benchmark Index, which may be changed only with the approval of the Board of Directors. As long as Symphony LLC's performance either exceeds the Benchmark Index, or trails the Benchmark Index by no more than 1.50%, a Performance Fee will be paid to Symphony LLC. Symphony LLC's performance is measured on the portion of the Small Cap Portfolio's assets managed by it (the "Account"), which excludes assets held by Bennington for circumstances such as redemptions or other administrative purposes.

----------
/3 This is the date that Symphony Inc. began investment operations for the Small Cap Portfolio.

         From the sixth to the fourteenth calendar quarter of management of the Account by Symphony LLC, the performance differential versus the Benchmark Index is recalculated at the end of each calendar quarter based on Symphony LLC's performance during all calendar quarters since commencement of its management of the Account, except that of the immediately preceding quarter. Commencing with the fourteenth calendar quarter of management of the Account, Symphony LLC's average annual performance differential will be recalculated based on Symphony LLC's performance during the preceding 12 calendar quarters (other than the immediately preceding quarter) on a rolling basis. Symphony LLC's performance will be calculated by Bennington in the same manner in which the total return performance of the Benchmark Index is calculated.

         The "performance differential" is the percentage amount by which the Account's performance is greater or less than that of the Benchmark Index. For example, if the Benchmark Index has an average annual performance of 10.00%, the Account's average annual performance would have to be equal to or greater than 13.00% for Symphony LLC to receive an annual Performance Fee of 0.42% (i.e., the difference in performance between the Account and the Benchmark Index must be equal to or greater than 3.00% for Symphony LLC to receive the maximum Performance Fee). Because the maximum Performance Fee for the Small Cap Portfolio applies whenever Symphony LLC's performance exceeds the Benchmark Index by 3.00% or more, Symphony LLC could receive the maximum Performance Fee even if the performance of the Account is negative. For example, if the Account's average performance is -5.00% and the Benchmark Index performance is -8.50%, Symphony LLC would earn the maximum incentive fee.


             MATERIAL DIFFERENCES BETWEEN THE CURRENT AGREEMENT AND
                           THE PROPOSED NEW AGREEMENT


         Under the Current Agreement, the range of the average annualized performance differential versus the Benchmark Index is less than -0.50% to greater than or equal to 2.00%. The Basic Fee was 0.10% and the annualized performance fee range is from 0.00% to 0.22% with a range of fee payable to Symphony of 0.10% to 0.32%. Under the New Agreement, the Basic Fee of 0.10% has been eliminated and the fee will be based solely on the annualized performance fee. The average annualized performance differential versus the Benchmark Index will range from less than -1.50% to greater than or equal to 3.00% and the annualized performance fee may range from 0.00% to 0.42%. The effect of this modification of the Current Agreement could result in a maximum increase to Symphony LLC of 0.10%, and could also result in a decrease of the lowest fee payable to Symphony LLC from 0.10% to 0.00%.


         The table below details the fees and expenses of the Small Cap Portfolio under the Current Money Manager Agreement and the proposed New Agreement.

                           FEES AND PORTFOLIO EXPENSES

ANNUAL PORTFOLIO OPERATING
EXPENSES(a) (as a percentage   Current Agreement             New Agreement
of average daily net              Current             Proposed        Proposed
assets)                        Small to Mid Cap        Advisor        Investor
                                 Portfolio              Class          Class

   Fee Paid to Bennington          0.60%                0.60%          0.60%
   Fee Paid to Symphony            0.32%                0.42%          0.42%
                                   -----                -----          -----
Total Management Fees(b)           0.92%                1.02%          1.02%
12b-1 Fees(c)                       None                None           0.25%

Other Expenses                     0.23%                0.23%          0.23%
    Administrative Fees (d)         None                None           0.25%
                                    ----                ----           -----
Total Other Expenses               0.23%                0.23%          0.48%
                                   =====                =====          =====

Total Annual Portfolio
     Operating Expenses            1.15%                1.25%          1.75%
                                   =====                =====          =====

(a) The Fund has filed Post-Effective Amendment No. 12 with the Securities and Exchange Commission (the "SEC"), which will become effective on May 1, 1998, to establish two classes of shares. The proposed establishment of the two classes of shares are described therein. The current shares of each Portfolio of the Fund will be designated as the Advisor Class Shares. The new class of shares will be designated as the Investor Class Shares. The table data for the Proposed Advisor and Investor Classes of shares reflects fees and expenses expected to be incurred during the fiscal year ended December 31, 1998, not actual expenses. The data reflected in the table in the column labeled Current Small Cap Portfolio reflects the actual fees and expenses as of December 31, 1997.

(b) Management fees consist of the management fee paid to Bennington and the Money Manager fee paid to Symphony. Bennington receives a fee pursuant to its Management Agreement with the Fund equal to 0.60% on an annual basis of the Small Cap Portfolio's average daily net assets.

(c) The 12b-1 fees consist of the maximum allowable fees that may be paid directly by the Fund pursuant to a Distribution Plan and Shareholder Service Plan adopted by the Fund on behalf of the Investor Class Shares. The Distribution Plan for proposed Investor Class Shares has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Investment Company Act. Pursuant to the Distribution Plan, the Fund will directly pay or reimburse third parties for distribution related expenses. In addition, a Shareholder Service Plan has been adopted for the proposed Investor Class Shares. The fees paid pursuant to the Shareholder Service Plan will be for account maintenance and shareholder liaison services. The combination of the fees paid pursuant to the Distribution Plan and the Shareholder Service Plan may be no more than 0.25% per annum. The fees paid pursuant to the Distribution Plan and the Shareholder Service Plan may also be less than 0.25% per annum. The terms of the Distribution Plan and Shareholder Service Plan are described in Post-Effective Amendment No. 12 and will be set forth in the Equity Portfolios' Prospectus - Investor Class Shares and Fixed-Income Portfolios' Prospectus - Investor Class Shares when effective. The initial shareholder of the Investor Class Shares will approve the Distribution Plan and Shareholder Service Plan.
(d) An Administrative Services Plan has been adopted by the Fund for the Investor Class Shares. The Administrative Fees in the table reflect the maximum fees that could be paid by the Fund pursuant to such Administrative Services Plan. Pursuant to such Administrative Services Plan, the Fund may pay Service Organizations who have entered into such arrangements with the Fund up to 0.25% of the average daily net assets of their clients who may from time to time beneficially own Investor Shares of the Portfolios. The Administrative Service Fee is not for distribution related activities. The terms of the Administrative Service Plan will be set forth in Post-Effective Amendment No. 12 and will be described in the Equity Portfolios' Prospectus - Investor Class Shares and Fixed-Income Portfolios' Prospectus - Investor Class Shares when effective.


EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) redemption at the end of each time period:

                                       Proposed                  Proposed
              Current Agreement     New Agreement             New Agreement
                                 Advisor Class Shares     Investor Class Shares
One Year              $12                 $13                      $18
Three Years           $37                 $40                      $55
Five Years            $63                 $69                      $95
Ten Years            $140                $151                     $206

         The example assumes Money Manager and other fees are paid at the rates provided in the Annual Portfolio Operating Expenses table above. For a discussion of certain management and Money Manager fees, see footnote (b) to the Annual Portfolio Operating Expenses table.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


Investors should be aware that long term shareholders of Investor Class Shares of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc. (the "NASD").

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Advisor Class Shares or Investor Class Shares of the Small Cap Portfolio will bear directly or indirectly. For the Institutional Class Shares, the information is based upon the Small Cap Portfolio's projected fees and expenses.


                                         Fees Paid by Small Cap Portfolio

For the fiscal year ended December 31, 1997, the following fees were paid by the Small Cap Portfolio:

The following table illustrates the difference between the advisory fees that would be paid under the current fee structure compared to the fees that would be paid under the proposed fee structure. Fees are expressed in dollars and as percentages of the Small Cap Portfolio's average net assets for the year.

  1997           Fee              Current Agreement  New Agreement     Percent
                                                                       Increase
  ----           ---              -----------------  -------------     --------


Quarter 1       Basic Fee          0.10%   $21,061   N/A
                Performance Fee    0.22%   $46,334   0.42%    $88,456
                Total Fee          0.32%   $67,395   0.42%    $88,456   31.25%

Quarter 2       Basic Fee          0.10%   $26,416   N/A
                Performance Fee    0.22%   $58,115   0.42%   $110,947
                Total Fee          0.32%   $84,531   0.42%   $110,947   31.25%

Quarter 3       Basic Fee          0.10%   $34,329   N/A
                Performance Fee    0.22%   $75,523   0.42%   $114,181
                Total Fee          0.32%  $109,852   0.42%   $114,181   31.25%

Quarter 4       Basic Fee          0.10%   $33,529   N/A
                Performance Fee    0.22%   $73,765   0.42%   $144,181
                Total Fee          0.32%  $107,294   0.42%   $144,181   31.25%
                                          --------           --------


Total Fees Paid                           $369,072           $484,407   31.25%
                                          ========           ========

         Bennington received $691,560 in remuneration from the Small Cap Portfolio pursuant to the Management Agreement with the Fund and $141,256 in remuneration from the Small Cap Portfolio pursuant to a Transfer Agency and Administration Agreement with the Fund.

         Bennington  may  out  of  its  own  resources   provide  marketing  and
promotional support on behalf of the Small Cap Portfolio, and shareholder and administrative servicing on behalf of the Institutional Class of Shares.

                           INFORMATION ABOUT SYMPHONY

         Symphony Inc., whose offices are located at 555 California Street, San Francisco, CA 94104 is a California corporation incorporated on March 30, 1994. Symphony is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered with the California Department of Corporations. Symphony is a wholly-owned subsidiary of BARRA, Inc. ("BARRA"), a California corporation, which is registered as an investment adviser with the Securities and Exchange Commission and the California Department of Corporations, and as a publicly traded corporation under Section 12(g) of the Securities Exchange Act of 1934, as amended. BARRA is one of the world's leading suppliers of analytical financial software and has pioneered many of the techniques used in systematic investment management, including active management based on so-called factor return predictions.


         Symphony LLC, is a registered investment advisory affiliate of Symphony Inc., organized as a California limited liability company and operating under the same management, and with the same personnel, at the same address as Symphony, Inc. Symphony LLC is owned 50% by Symphony Inc., which is owned 100% by BARRA, and 50% by Maestro LLC, a California limited liability company. Maestro LLC is owned 32.5% by Jeffrey L. Skelton and 22.5% each by Neil L. Rudolph, Praveen K. Gottipalli and Michael J. Henman.

           Symphony LLC will continue to be an investment management firm dedicated to exploiting information inefficiencies in global financial markets. Symphony Inc. developed an approach to investing that combines the qualities of both systematic and traditional investment management, which will be continued by Symphony LLC. The process begins with a factor-return-based valuation model identifying securities that are relatively under- or over-valued. This factor model is the product of a decade of work by BARRA's active strategies group and has been used as the basis for much of BARRA's successful subadvisory business. As of December 31, 1997, Symphony Inc. managed assets of approximately $688.2 million and Symphony LLC managed assets of approximately $1.990 billion. Symphony Inc. also served as an investment adviser/subadviser to the following registered investment company(s):


                                                       Current Advisory Fee Rate
 Registered Investment Company     Net Assets as of   As a Percent of Net Assets
                                       12/31/97                Managed
  ----------------------------         --------                -------

   Schwab Analytics Fund           $160 million                          0.20%

         The principal executive officers of Symphony LLC and their principal occupations are as follows:

                 Name                                        Position
                 ----                                        --------

          Andrew Thomas Rudd            Chairman
          Jeffrey L. Skelton            Chief Executive Officer and President
          Neil L. Rudolph               Chief Operating Officer/Chief Compliance
                                        Officer/Chief Financial Officer
          Michael Henman                Secretary

         The Board of Directors of Symphony LLC are:

                  Name                                        Position
                  ----                                        --------

          Andrew Thomas Rudd                Director and Chairman
          Jeffrey L. Skelton                Director and Chief Executive Officer
          Michael Henman                    Secretary

         Praveen K. Gottipalli will primarily be responsible for the day-to-day management and investment decisions for the Small Cap Portfolio. Mr. Gottipalli has been Director of Investments with Symphony Inc. since March, 1994 and with Symphony LLC since July 1996. From 1985 to 1994, he was with BARRA, Inc., where, prior to joining Symphony Inc., he was Director of the Active Strategies Group for BARRA, Inc. Symphony Inc.'s and Symphony LLC's employees include several individuals with extensive experience as set forth below:

      Name                       Position                           Experience
      ----                       --------                           ----------

Andrew Thomas Rudd             Chairman        Dr.  Rudd has been the  Director
B.Sc., Mathematics,                            and  Chairman of  Symphony  Inc.
University of                                  since  March  1994 and  Symphony
Sussex                                         LLC since July 1996. He has been
M.B.A., Finance                                associated  with  BARRA  and its
M.S. & Ph.D., Ops. Research,                   predecessors  since 1975. He has
University of California, Berkeley             served   as   Chief    Executive
                                               Officer  since 1984, as a member
                                               of the Board of Directors  since
                                               1986  and  as  BARRA's  Chairman
                                               since 1992.

Jeffrey L. Skelton            Chief            Dr.   Skelton  joined  BARRA  in
Ph.D., Mathematical           Executive        February  1994 as  President  of
Economics and Finance         Officer          BARRA   Ventures.   Dr.  Skelton
M.B.A., University of         and              became the  President  and Chief
Chicago                       President        Executive  Officer  of  Symphony
B.Sc., Georgia Institute of                    Inc.   in   March  of  1994  and
Technology                                     Symphony   LLC  in  July   1996.
                                               Previously,   Dr.   Skelton  was
                                               Chief  Executive  of Wells Fargo
                                               Nikko    Investment     Advisors
                                               Limited  in  London.   Prior  to
                                               moving to  London  in 1991,  Dr.
                                               Skelton  was Vice  Chairman  and
                                               co-Chief  Investment  Officer at
                                               Wells  Fargo  Nikko   Investment
                                               Advisors in San Francisco.

Neil L. Rudolph               Chief            Mr.   Rudolph   has  been  Chief
B.Comm.,                      Operating        Operating   Officer   and  Chief
Accounting/Finance,           Officer/         Compliance  Officer of  Symphony
McMaster University           Chief            Inc. since May 1994 and Symphony
Certified Public              Compliance       LLC since  July  1996.  Prior to
Accountant                    Officer/         joining Symphony Inc., he held a
                              Chief            variety  of  positions  at Wells
                              Financial        Fargo Nikko Investment  Advisors
                              Officer          from  1984,   most  recently  as
                                               Managing  Director,   COO-Mutual
                                               Fund Group.



Praveen K. Gottipalli         Director of       Mr. Gottipalli has been Director
M.B.A., Business              Investments       of  Investments   with  Symphony
Management, M.S.,                               Inc.   since  March,   1994  and
Chemical Engineering,                           Symphony  LLC since  July  1996.
Rensselaer                                      From  1985 to 1994,  he was with
Polytechnic Institute.                          BARRA  where,  prior to  joining
B.Tech., Engineering,                           Symphony  Inc.,  he was Director
Indian Institute of                             of the Active  Strategies  Group
Technology.                                     for BARRA.  Mr.  Gottipalli  has
                                                worked on a number of  different
                                                investment management strategies
                                                including  valuation  models for
                                                global  equities,   global  tilt
                                                funds  and   aggressive   market
                                                neutral  strategies that combine
                                                quantitative   and   qualitative
                                                analysis.  He has been  actively
                                                involved  with design,  analysis
                                                implementations  and enhancement
                                                of these strategies.

Michael J. Henman             Secretary/        Mr. Henman has been the Director
M.B.A. Finance,               Director          of   Business   Development   at
George Washington             of Business       Symphony  Inc.  since May,  1994
University                    Development       and   Symphony  LLC  since  July
B.A., Business,                                 1996.  Mr.  Henman  has been the
Bowling Green                                   Secretary  of Symphony LLC since
State University                                July  1996.   Prior  to  joining
Chartered Financial                             Symphony   Inc.,  he  spent  the
Analyst                                         preceding   15  years  at  Wells
                                                Fargo Nikko Investment  Advisors
                                                in a variety of positions.  Most
                                                recently  Mr.  Henman  served as
                                                the Managing  Director in charge
                                                of      Client      Relationship
                                                Management.

                      EVALUATION BY THE BOARD OF DIRECTORS


         The Board of Directors recommends that the Shareholders approve the New Agreement. On August 20, 1997, the Board of Directors reviewed the Current Agreement with Symphony Inc. and approved it for the forthcoming year. At that time, the Board of Directors were advised of a request by Symphony Inc. for a modification in the fee structure of the Money Manager Agreement and took it under advisement. On November 14, 1997, the Board of Directors met in person and discussed the request made by Symphony Inc. for a modification of the fees paid. On February 19, 1998, the Board of Directors met in person and considered whether it would be in the best interests of the Small Cap Portfolio and its Shareholders to amend the Current Agreement to modify the fee structure paid by the Small Cap Portfolio to Symphony Inc. The Board of Directors discussed the modification of the fee structure and its possible effect on the Small Cap Portfolio, including that the effect of this change may be a potential increase in the fee paid by the Small Cap Portfolio as well as a potential decrease. In evaluating the modification of the calculation of the fees paid to the Money Manager, the Board of Directors reviewed materials furnished by Bennington relevant to its decision. Those materials included information regarding the small to mid cap asset class component of the market and historical data comparing the greater market variability and potential higher results of the small cap segment with that of the large cap segment of the market. The information also related to Symphony Inc. and its affiliates and their personnel, operations and methods of operation insofar as they related to the Small Cap Portfolio. The Board of Directors indicated its belief that the modification of the fee structure by potentially increasing the performance fee and reflecting the greater risk provides an appropriate range of incentives for the Money Manager and joins the Money Manager's interests with those of the Shareholders for good relative investment performance. The Board of Directors further indicated their belief that the potentially better performance results and greater market variability of the small cap asset class fell between domestic equity and international asset classes and that the proposed modification of the fee structure reflected this observable occurrence. On March 23, 1998, the independent Directors met at a meeting called for that purpose, to review the New Agreement with Symphony LLC. The Board of Directors reviewed materials furnished by Bennington and Symphony LLC relevant to its decision. Those materials included information regarding financial information with respect to BARRA Inc., and information regarding Symphony, Inc., Symphony LLC and their affiliates and their personnel, operations and methods of operation insofar as they related to the Small Cap Portfolio. The Board of Directors indicated its belief that as a consequence of the change to Symphony LLC from Symphony Inc., the operations of Symphony LLC and its ability to provide services to the Small Cap Portfolio would not be adversely affected and would likely be enhanced by the equity participation offered to the management personnel in Symphony LLC, although there was no assurance as to any particular benefits that would be obtained. The Board of Directors considered the impact Symphony LLC might be expected to have on the services provided to the Small Cap Portfolio, including the fact that no change is anticipated in personnel managing the Small Cap Portfolio on a day-to-day basis and the continuing employment of the senior members of the management team of Symphony Inc., which it believed to be important to assure continuity of the quality of the advisory and other services provided by Symphony LLC to the Small Cap Portfolio. The Board of Directors discussed the terms and provisions of the New Agreement and compared fees and expenses under the New Agreement with those paid by other investment companies.

         In all of its deliberations, the Board of Directors considered, among other factors, the historical results of the Small Cap Portfolio's advisory relationship with Symphony Inc., the services provided by Symphony Inc. or Symphony LLC as applicable under the Current and New Agreements. The Board of Directors discussed the modification of the calculation of the fees payable under the New Agreement. The Board of Directors examined the nature, quality and scope of the services provided to the Small Cap Portfolio. The Board of Directors also considered comparative information on other investment companies with similar investment objectives, including information prepared utilizing data derived from independent statistical services. In addition, the Board of Directors reviewed and discussed the terms and provisions of the New Agreement and compared fees and expenses under the New Agreement with those paid by other investment companies. The Board of Directors of the Fund believes that the modification of the fee structure for the Money Manager would be equitable and fair to the Shareholders and that the adoption of the modified fee structure will make it more likely that the objectives of continued levels of good service and investment performance currently and in the future will be achieved.

         The request for a modification of the calculation of the fees paid to the Money Manager referred to, among other things, the increased competition for high quality investment management, compliance, and other personnel, the costs and complexity of managing small to mid cap funds, and the amount of research needed to keep abreast of potential investment opportunities and to monitor developments in the small to mid cap equity market, the greater differential between risk and return in the small cap equity market in comparison to the large cap equity market and capacity constraints on trading (higher costs of trading on small to mid cap names). The Directors were provided with data as to the qualifications of Symphony LLC's personnel and the quality and extent of the services rendered, as well as an analysis of the performance and expenses of the Small Cap Portfolio and comparative advisory fee information regarding other small to mid cap equity funds.

         In approving the New Agreement and recommending its approval by shareholders, the Directors of the Fund, including the Independent Directors, considered several factors. The factors considered by the Directors included:
(1) the nature, quality and extent of the services furnished to the Small Cap Portfolio and in particular the performance that Symphony Inc. has achieved for the Small Cap Portfolio; (2) the complexity of research and investment activities in the small to mid cap market; (3) the performance of Symphony Inc. in managing the Small Cap Portfolio with respect to its advisory services; (4) the effect of the proposed modification of the Performance Fee on the expense ratio of the Small Cap Portfolio; (5) comparative data to other funds as to investment performance, investment management fees, and as to expense ratios;
(6) current and developing conditions in the financial services industry, including competition for and the trend toward escalating compensation for investment personnel; and (7) the financial resources of Symphony Inc., Symphony LLC and their affiliates; (8) the continuance of appropriate incentives to assure that the Small Cap Portfolio will continue to be furnished with high quality services; and (9) the different ownership structure of Symphony LLC (as distinct from Symphony, Inc.) which incorporates key Symphony personnel as equity participants and thus provides additional incentive to maintain a high level of performance and service quality.

         After reviewing and analyzing the materials provided, the Board of Directors concluded that the compensation to be paid under the proposed New Agreement is fair and reasonable and that the New Agreement should be with Symphony LLC. The Board believes that approving the New Agreement is in the best interests of the Small Cap Portfolio and its Shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Directors unanimously approved the New Agreement and voted to recommend its approval by the Small Cap Portfolio's Shareholders. Symphony Inc. and Symphony LLC, as applicable, has undertaken to pay some of the costs and expenses incurred by the Fund as a result of the costs of the Meeting and solicitation.


         Based on its review, the Board of Directors determined that approval of the New Agreement is in the best interests of the Small Cap Portfolio and its Shareholders. Accordingly, after consideration of the above, and such other factors and information as it deemed relevant, the Board of Directors, including the Independent Directors, unanimously voted in person to approve the New Agreement and to recommend its approval to the Shareholders.

                        RECOMMENDATION AND VOTE REQUIRED


         After careful consideration, the Board of Directors recommends that Shareholders vote "FOR" the New Agreement among the Fund, Bennington and Symphony LLC to replace the Current Agreement effective July 1, 1998. Approval of the New Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Small Cap Portfolio, as defined in the Investment Company Act. If the Shareholders do not approve the New Agreement, the Current Agreement will remain in effect. In this event, the Board of Directors shall take such further action as it may deem to be in the best interests of the Small Cap Portfolio and its Shareholders.


                   INVESTMENT MANAGEMENT AND OTHER INFORMATION

                              INVESTMENT MANAGEMENT

         Bennington serves as the investment adviser and Manager to the Fund pursuant to a Management Agreement between the Fund and Bennington dated December 23, 1991, revised to provide for payment to Bennington by the Portfolios of a management fee on June 17, 1992, and renewed by the Board of Directors, including all of the Directors who are not Interested Persons of the Fund on May 24, 1994, May 16, 1995, May 29, 1996 and May 28, 1997 (the
"Management Agreement"). Pursuant to the Management Agreement with the Fund, Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. Bennington is responsible for evaluating, selecting, and recommending Money Managers needed to manage all or part of the assets of the Portfolios. Bennington is also responsible for allocating the assets within a Portfolio among any Money Managers selected. Bennington, in conjunction with the Board of Directors, reviews Money Managers' performance. Bennington may add or terminate a Money Manager at any time, subject to approval by the Board of Directors and prompt notification of the applicable Portfolio's shareholders in accordance with the terms of the Exemptive Order. For providing such services, Bennington is paid a fee equal on an annual basis to 0.60% of the Small Cap Portfolio's average daily net assets. The Management Agreement will not be affected by the Proposal and will remain in full force and effect regardless of whether the Proposal is approved.

         In addition to the Management Agreement, under a separate Transfer Agency and Administrative Agreement approved by the Board of Directors on December 1, 1995, Bennington performs certain administrative, recordkeeping and transfer agent services. The Fund pays Bennington an annual rate of 0.13% of the average daily net assets of the Portfolios. Those fees are in addition to the fees paid under the Management Agreement. The Transfer Agency Agreement may be changed by the Board of Directors without shareholder approval. The Transfer Agency Agreement will not be affected by the Proposal and will remain in full force and effect regardless of whether the Proposal is approved.

         Bennington was organized as a general partnership under the laws of the State of Washington on April 25, 1991, for the purpose of acting as the Fund's manager and reorganized as a Washington Limited Partnership on August 12, 1993. Bennington's general partners, all of which are Washington corporations, are:

                                                                      Percentage
                   Name                            Address          of ownership
                   ----                            -------          ------------

   Northwest Advisors, Inc.               1420 Fifth Avenue, Suite       49.2%
                                          3130, Seattle, WA  98101
   Bennington Management Associates,      1420 Fifth Avenue, Suite        1.0%
   Inc./4                                 3130, Seattle, WA  98101
   Bennington Capital Management          5000 Columbia Center, 701      24.8%
   Investment Corp.                       Fifth Avenue, Seattle,
                                          WA  98104-7078

J. Anthony Whatley, III, a Director of the Fund, is a shareholder of Northwest Advisors, Inc. and Bennington Management Associates, Inc. During the fiscal year ended December 31, 1997, Mr. Whatley purchased an additional 20% of shares of Northwest Advisors, Inc. (by purchase and as part of a stock option).


         The names, titles and present positions of the executive officers or employees of Bennington who are also executive officers and/or directors of the Fund, all at the offices of Bennington, 1420 Fifth Avenue, Suite 3130, Seattle, WA 98101 are:

----------
/4 The managing partner of Bennington and controlled by J. Anthony Whatley, III.

 Name and                  Position with             Principal Occupations
 Address                    the Fund                During Past Five Years
 -------                    --------                ----------------------

/5 J. Anthony Whatley,     Director, President  Executive  Director, Bennington
III /6                     and Principal        Capital Management L.P. since
1420 Fifth Avenue          Executive Officer    April 1991; President,
Seattle, WA                                     Bennington Management
                                                Associates,   Inc.  since  April
                                                1991;    President,    Northwest
                                                Advisors,   Inc.   since   1990;
                                                Senior   Vice    President   and
                                                Director of Sales and Marketing,
                                                Frank  Russell   Company  (asset
                                                strategy  consultant)  from 1986
                                                to 1990.

George G. Cobean, III      Director             Partner, Martinson,
1607 South 341st Place                          Cobean &  Associates,
Federal Way, WA                                 P.S. (certified  public
                                                accountants) since 1973.

Geoffrey C. Cross          Director             President,  Geoffrey C.
252 Broadway                                    Cross P.S., Inc.,
Tacoma, WA                                      (general practice of
                                                law) since 1970.

Ravindra A. Deo            Vice President,      Director   and  Vice
1420 Fifth Avenue          Treasurer and        President, Northwest
Seattle, WA                Principal Financial  Advisors, Inc. since
                           and Accounting       July   1993;    Vice
                           Officer              President  and Chief
                                                Investment  Officer,  Bennington
                                                Capital  Management  L.P.  since
                                                January   1992;    Senior   Vice
                                                President,     Leland    O'Brien
                                                Rubenstein            Associates
                                                Incorporated         (investment
                                                adviser) from 1986 to 1991.

Linda V. Whatley/6         Vice President and   Director,  Secretary and
1420 Fifth Avenue          Assistant Secretary  Treasurer of Northwest Advisors
Seattle, WA                                     Inc.   since  July  1993;   Vice
                                                President,   Bennington  Capital
                                                Management   L.P.   since  April
                                                1991; Secretary since April 1991
                                                and Director and Treasurer since
                                                June    1992    of    Bennington
                                                Management   Associates,   Inc.;
                                                Student,      University      of
                                                Washington MBA Program from 1987
                                                to 1990; Vice President, Russell
                                                Analytical    Services,    Frank
                                                Russell  Company (asset strategy
                                                consultant) from 1984 to 1987.

Robert J. Harper           Vice President       Director   and  Vice President
1420 Fifth Avenue                               Northwest Advisers, Inc. since
Seattle, WA                                     November 1995; Director of Sales
                                                and Client  Service,  Bennington
                                                Capital  Management  L.P.  since
                                                October     1993;     President,
                                                National  Training Program since
                                                January 1980.
----------
/5 This Director is an "Interested Person" by virtue of his employment by and/or indirect interest in Bennington.

/6  J.  Anthony  Whatley III and Linda V.  Whatley are husband and wife.

 Name and                  Position with             Principal Occupations
 Address                    the Fund                During Past Five Years
 -------                    --------                ----------------------

Bruce Joel King            Vice President and   Vice President, Bennington
1420 Fifth Avenue          Chief Compliance     Capital Management L.P. since
Seattle, WA                Officer              April 1994/7; Securities and
                                                Exchange Commission from 1984 to
                                                1994.

Christine J. Stansbery     Secretary            Assistant       Vice
1420 Fifth Avenue                               President-Compliance
Seattle, WA                                     since  January 1997,
                                                Regulatory  Manager  from  March
                                                1996  to  December  1996,  Legal
                                                Assistant  from  March  1993  to
                                                March 1996 at Bennington Capital
                                                Management  L.P.;  Assistant  to
                                                Administrator,   Bailey  Boushay
                                                House,  Virginia Mason Hospital,
                                                from 1990 to 1992 (health care).
------------

         Symphony has no affiliation with or relationship to the Fund or Bennington other than as discretionary Money Manager for the Small Cap Portfolio's assets, except Symphony will act as the relationship manager for the Small Cap Portfolio's inclusion in the Schwab OneSource Portfolios - Small Company Fund (the "Schwab Portfolio") arrangement. In connection with this arrangement, Bennington will pay Symphony a service fee of 0.18% on an annual basis of the net assets attributable to the Schwab Portfolio investments in the Small Cap Portfolio, once that investment reaches $20 million (the "Fee"), calculated monthly and payable within fifteen (15) days at the end of each month so long as (i) Bennington is the manager of the Fund; (ii) Symphony is the Money Manager of the Small Cap Portfolio; and (iii) the Small Cap Portfolio is included in the Schwab Portfolio. Bennington may in its sole discretion modify the Fee upon five (5) business days' notice to Symphony.

                         BOARD OF DIRECTORS OF THE FUND

         The Board of Directors of the Fund consists of:

                          Name                Position
                          ----                --------

              George G. Cobean, III         Director
              Geoffrey C. Cross             Director
              J. Anthony Whatley, III*      Director, President and
                                            Principal Executive Officer

              -----------------------------
              *interested person

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          Subject to the general supervision of the Board of Directors, Bennington and the Money Manager are responsible for the Small Cap Portfolio's portfolio transactions. Generally, securities are purchased for the Small Cap Portfolio for investment income and/or capital appreciation and not for short-term trading profits. However, the Small Cap Portfolio may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to Bennington or the respective money managers.

         Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions; on non-U.S. exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession. The Small Cap Portfolio paid brokerage commissions in 1997 of $239,855.

----------
/7   Mr. King resigned as an officer of the Fund and Bennington in January 1998.

          Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the money manager of the Portfolio. The Management Agreement and the Money Manager Agreements provide, in substance and subject to specific directions from the Fund's Board of Directors and officers of Bennington, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution. Securities will ordinarily be purchased from the markets where they are primarily traded, and the money managers will consider all factors they deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

          In addition, the Money Manager Agreement authorizes Bennington (while exercising investment discretion) and Symphony, in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Small Cap Portfolio, Bennington and/or to Symphony (or its affiliates). Bennington (while exercising investment discretion) and Symphony are authorized to cause the Small Cap Portfolio to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Bennington (while exercising investment discretion) or the Money Manager must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which Bennington or the Money Manager exercises investment discretion.

          In addition, if requested by the Small Cap Portfolio, Bennington (when exercising investment discretion) and the Money Manager may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to the Small Cap Portfolio or Bennington so long as the money manager believes in good faith that the broker can be expected to obtain the best price on a particular transaction and the Small Cap Portfolio determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Small Cap Portfolio, or to Bennington for the benefit of its clients for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Small Cap Portfolio a lower commission on the particular transaction. For the fiscal year ended December 31, 1997, Symphony entered into no arrangements of this type.

          Bennington does not expect the Small Cap Portfolio ordinarily to effect a significant portion of its total brokerage business with brokers affiliated with Bennington or the money managers. However, the Money Manager may effect portfolio transactions for the Small Cap Portfolio with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution. For the fiscal year ended December 31, 1997, Symphony Inc. effected no portfolio transactions with any affiliated brokers.

                          INFORMATION ABOUT THE MEETING

          All proxies solicited by the Board of Directors which are properly executed and received by the Secretary or her designees prior to the Meeting will be voted at the Meeting in accordance with the instructions thereon. If no instruction is given on a proxy, it will be voted FOR approval of the Proposals.

          Shares of the Small Cap Portfolio represented in person or by proxy (including shares which abstain or do not vote with respect to the Proposals presented for Shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote, but will not be counted as a vote in favor of the Proposals. Accordingly, an abstention from voting on the Proposal has the same effect as a vote against the Proposal. As noted above, the adoption by the Shareholders of the Proposal requires the affirmative vote of the lesser of (i) 67% of the voting securities present at the Meeting, if the holders of more than 50% of the shares of the Small Cap Portfolio are present or represented by proxy or (ii) 50% or more of the outstanding shares of the Small Cap Portfolio.

          Broker-dealer firms holdings shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to the Proposal, those shares will not be considered as present and entitled to vote with respect to the Proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether the Proposal has been adopted pursuant to item (i) above. However, with respect to determining whether the Proposal has been adopted pursuant to item
(ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against the Proposal.

          In the event that a quorum is not present in person or by proxy when any session of the Meeting is called to order, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the persons named in the proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of the shares of the Small Cap Portfolio present in person or by proxy as the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the Proposal in favor of an adjournment and will vote those proxies
required  to  be  voted  against  the  Proposal  against  any  adjournment.   In
determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Shareholders with respect to the reasons for the solicitation. A shareholder vote may be taken on the Proposal in the proxy statement prior to adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

        CONTROL PERSONS AND PRINCIPAL HOLDERS FOR THE SMALL CAP PORTFOLIO


     As of March 16, 1998, the following persons were the owners of record of 5% or more of the shares of the Small Cap Portfolio.

                                                               Percentage of
                   Beneficial Owner                              Ownership
                   ----------------                              ---------

                   Macbee & Co., account nominee for              5.83%
                   Eastern Bank & Trust Co.
                   225 Essex St.
                   Salem, MA  01970

                   Rocco Trust & Co., account nominee for         6.63%
                   Johnson Heritage Trust Company c/o
                   Marshall & Ilsley Trust Co.
                   1000 N. Water Street, TR14
                   Milwaukee, WI  53202

                   Hubco Regions Bank, account nominee for       11.69%
                   Regions Bank
                   P. O. Box 10247
                   Birmingham, AL  35202

                   Charles Schwab & Company                      11.85%
                   101 Montgomery St.
                   San Francisco, CA 94104

                   One Valley Bank NA                            13.00%
                   One Financial Place
                   Princeton, WV  24740

                   EDRAYCO, account nominee for                  18.46%
                   Regions Bank
                   P. O. Box 937
                   Gainsville, GA  30503

          As of March 16, 1998, the directors and officers of the Fund, as a group, beneficially owned less than 1% of the shares of the Small Cap Portfolio.


                          NEXT MEETING OF SHAREHOLDERS

          The Fund does not intend to hold annual meetings of Shareholders unless otherwise required by law. The Fund will not be required to hold annual meetings of Shareholders unless the election of Directors is required to be acted on by Shareholders under the Investment Company Act. Any proposals by Shareholders to be presented at an annual meeting must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting at least 120 calendar days in advance of the date of the Fund's proxy statement released in connection with the previous year's annual meeting, except that if no annual meeting was held in the previous year or the date of the annual meeting has changed by more than 30 days, a shareholder proposal shall have been received by the Fund a reasonable time before the solicitation is made. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                                 PROPOSAL NO. 2

                                 OTHER BUSINESS

         The Board of Directors does not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment with respect to such matters.

         The Fund's Annual Report has previously been delivered to shareholders. Shareholders may obtain a copy of the Fund's most recent Annual and Semi-Annual Reports upon written or oral request, without charge, by contacting the Fund at the address shown above, or by calling 1-800-759-3504. If any Shareholders would like additional information about the matters proposed for action, the management would welcome the opportunity to answer questions and provide further information.

SHAREHOLDERS ARE URGED TO SIGN THEIR PROXIES AND RETURN THEM PROMPTLY. PLEASE NOTE THE FORM OF THE NAME OR NAMES PRINTED ON THE PROXY. THIS IS THE FORM IN WHICH THE STOCK OWNERSHIP IS SHOWN ON THE BOOKS OF THE FUND, AND IT IS THE FORM IN WHICH THE SIGNATURE OR SIGNATURES SHOULD APPEAR ON THE PROXY.

BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL ONE.

                                            BY ORDER OF THE BOARD OF DIRECTORS
                                                    ACCESSOR FUNDS, INC.

                                                   Christine J. Stansbery
                                                       Secretary

March 30, 1998

                             MONEY MANAGER AGREEMENT


                                               Effective Date:      July 1, 1998

                                                      Termination Date: One year
                                                            after Effective Date


                                                          Portfolio and Account:
                                                        Approximately 90% of the
                                                      SMALL TO MID CAP PORTFOLIO


Symphony Asset Management LLC
555 California Street, Suite 2975
San Francisco, CA  94104


        Re:     Accessor Funds, Inc. Money Manager Agreement

Ladies and Gentlemen:

        Accessor Funds, Inc., a Maryland corporation (the " Fund"), is an open-end management investment company of the series type registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder. The Fund issues shares in separate diversified portfolios, each with a different investment objective and policies.

        Bennington Capital Management L. P., a Washington limited partnership (the "Manager") acts as the manager and administrator of the Fund pursuant to the terms of a Management Agreement, and is an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, to the Fund. The Manager is responsible for the day-to-day management and administration of the Fund and for the coordination of investments of each portfolio's assets; however, specific portfolio purchases and sales for each portfolio's investment portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by the Manager, subject to the approval of the Board of Directors of the Fund (the "Board").


        1. Appointment as a Money Manager. The Manager and the Fund hereby appoint and employ Symphony Asset Management LLC, a California limited liability company (the "Money Manager"), as a discretionary money manager to the Fund's Small to Mid Cap Portfolio, on the terms and conditions set forth herein. The Manager determines from time to time that portion of the assets of the Small to Mid Cap Portfolio that are to be assigned to the Money Manager (the "Account"). The Account and those assets of the Small to Mid Cap Portfolio managed by the Manager or another money manager as determined by the Manager, are referred to as the "Portfolio".


        2. Acceptance of Appointment; Standard of Performance. The Money Manager accepts the appointment as a discretionary money manager and agrees to use its best professional judgment to make and implement investment decisions for the Fund with respect to the investments of the Account in accordance with the provisions of this Agreement.

        3. Portfolio Management Services of the Money Manager. The Money Manager is hereby employed and authorized to select portfolio securities for investment by the Portfolio, to determine to purchase and sell securities for the Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof and Exhibit A attached hereto and incorporated by this reference herein (as it may be amended in writing by the parties from time to time). In providing portfolio management services to the Account, the Money Manager shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to the Money Manager, the investment objectives, policies and restrictions of the Portfolio furnished pursuant to paragraph 4, and instructions from the Manager; and the Money Manager shall maintain on behalf of the Fund the records listed in Exhibit B attached hereto and incorporated by this reference herein (as it may be amended in writing by the parties from time to time). At the Fund's or the Manager's reasonable request (as communicated by the Board or the officers of such entities), the Money Manager will consult with the officers of the Fund or the Manager, as the case may be, with respect to any decision made by it with respect to the investments of the Account.

        4. Investment Objectives, Policies and Restrictions. The Fund shall provide the Money Manager with a statement of the investment objectives and policies of the Portfolio and any specific investment restrictions applicable thereto as established by the Fund, including those set forth in its Prospectus as amended from time to time. The Fund retains the right, on reasonable prior written notice to the Money Manager from the Fund or the Manager, to modify any such objectives, policies or restrictions in any manner at any time. The Money Manager shall have no duty to investigate any instructions received from the Fund, the Manager, or both, and, absent manifest error, such instructions shall be presumed reasonable.


        5. Transaction Procedures. All transactions will be consummated by payment to or delivery by the Fund's custodian (the "Custodian"), or such depositary or agents as may be designated by the Custodian, as custodian for the Fund, of all cash and/or securities due to or from the Account, and the Money Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Money Manager shall advise the Custodian in writing or by electronic transmission or facsimile of all investment orders for the Portfolio placed by it with broker/dealers at the time and in the manner and as set forth in Exhibit A hereto. The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Money Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon the Money Manager giving proper instructions to the Custodian, the Money Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.


        6. Allocation of Brokerage. The Money Manager shall have authority and discretion to select broker/dealers to execute portfolio transactions initiated by the Money Manager, and for the selection of the markets on/in which the transaction will be executed.

                A. In doing so, the Money Manager's primary objective shall be to select a broker/dealer that can be expected to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Money Manager to solicit competitive bids for each transaction; and the Money Manager shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to the Money Manager viewed in terms of either that particular transaction or of the Money Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Money Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge the Fund a lower commission on the particular transaction.

                B. The Fund shall retain the right to request that transactions involving the Account that give rise to brokerage commissions in an annual amount of up to 50% of the Money Manager's executed brokerage commissions, shall be executed by broker/dealers which provide brokerage or research services to the Fund or its Manager, or as to which an ongoing relationship will be of value to the Fund with respect to the Portfolio, which services and relationship may, but need not, be of direct benefit to the Portfolio so long as (i) the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and (ii) the Fund determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund, or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Portfolio may not be the direct or exclusive beneficiary of any such service or that another broker/dealer may be willing to charge the Fund a lower commission on the particular transaction. The Money Manager may reject any request for directed brokerage that does not appear to it to be reasonable.


                C. The Fund agrees that it will provide the Money Manager with a list of broker/dealers which are "affiliated persons" of the Fund and its other money managers. Upon receipt of such list, the Money Manager agrees that it will not execute any portfolio transactions with a broker/dealer which is an "affiliated person" (as defined in the 1940
        Act) of the Fund or of any money manager for the Fund unless it is in accordance with the procedures of the Fund.


                D. As used in this paragraph 6, "brokerage and research services" shall be those services described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

        7. Proxies. Unless the Manager gives written instructions to the contrary, the Money Manager shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested. The Money Manager shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Portfolio's shareholders.

        8. Reports to the Money Manager. The Fund and the Manager shall furnish or otherwise make available to the Money Manager such information relating to the business affairs of the Fund, including periodic reports concerning the Portfolio, as the Money Manager at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

        9.      Fees for Services.


                A. The compensation of the Money Manager for its services under this Agreement shall be calculated and paid by the Fund in accordance with Exhibit C attached hereto and incorporated by this reference herein. The Money Manager acknowledges that any such fee is payable solely out of assets of the Portfolio's Account.

                B. The Money Manager acknowledges that the index against which the Money Manager's performance is based (the "benchmark index"), as set forth on Exhibit D, attached hereto and incorporated herein by reference as may be amended from time to time,may be changed by the Board, including a majority of the directors who are not parties to this Agreement (as defined in the 1940 Act) or interested persons of any such party, upon at least one quarter's prior notice. The Money Manager acknowledges that a change in the benchmark index may alter the subsequent return of the index measure, but performance prior to the change in the benchmark index will continue to be based on the former benchmark index.


        10. Other Investment Activities of the Money Manager. The Fund acknowledges that the Money Manager, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities (the "Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Money Manager and its affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Account, provided that the Money Manager acts in good faith, and provided further that it is the Money Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Portfolio and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. The Money Manager shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Portfolio shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

        11. Certificate of Authority. Each of the Fund, the Manager and the Money Manager shall furnish to the others from time to time certified copies of the resolutions of its Board of Directors, Board of Trustees, Managing Partner or executive committee, as the case may be, evidencing the authority of its officers and employees who are authorized to act on behalf of it.

        12. Limitation of Liability. The Money Manager shall not be liable for, and shall be indemnified by the Fund for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Manager; provided, however, that such acts or omissions shall not have resulted from the Money Manager's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 12 shall survive the cancellation, expiration or termination of this Agreement.

        13. Confidentiality. Subject to the right of each money manager and the Fund to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Portfolio and the actions of each money manager, the Manager and the Fund in respect thereof, other than any such information which is or hereafter becomes ascertainable from public or published information or trade sources. The rights and obligations that are provided for in this Paragraph 13 shall survive the cancellation, expiration or termination of this Agreement.

        14. Use of the Money Manager's Name. The Fund and the Manager agree to furnish the Money Manager at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public that refer in any way to the Money Manager, and not to use such material if the Money Manager reasonably objects in writing within three business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund and the Manager will continue to furnish to the Money Manager copies of any of the above-mentioned materials that refer in any way to the Money Manager, and will not use such material if the Money Manager reasonably objects in writing within three business days (or such other time as may be mutually agreed) after receipt thereof.

        15. Assignment. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by the Money Manager, and this Agreement shall terminate automatically in the event that it is assigned. The Money Manager shall notify the Manager and the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, to enable the Manager and the Fund to consider whether an assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with the Money Manager.

        16.  Representations,   Warranties  and  Agreements  of  the  Investment
Company. The Fund represents, warrants and agrees that:

                A. The Money Manager has been duly appointed by the Board to provide investment services to the Account as contemplated hereby.

                B. The Fund will deliver to the Money Manager a true and complete copy of its current prospectus as effective from time to time, such other documents or instruments governing the investments of Portfolio, and such other information as is necessary for the Money Manager to carry out its obligations under this Agreement.

                C. The organization of the Fund and the conduct of the business of the Portfolio as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon the Fund by applicable law.

        17. Representations, Warranties and Agreements of Manager. Manager represents, warrants and agrees that:

                A. The Manager acts as an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, pursuant to a Management Agreement with the Fund.


                B. The appointment of the Money Manager by the Manager to provide the investment services as contemplated hereby has been approved by the Board.

                C. The Manager is registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

        18. Representations, Warranties and Agreements of Money Manager. The Money Manager represents, warrants and agrees that:

                A. The Money Manager is registered as an "investment adviser" under the Advisers Act; or it is a "bank" as defined in Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in
        Section 202(a)(12) of the Advisers Act and is exempt from registration thereunder.

                B. The Money Manager will maintain, keep current and preserve on behalf of the Fund, the records identified in Exhibit B, in the manner required by such Exhibit. The Money Manager agrees that such records (other than those required by No. 4 of Exhibit B) are the property of the Fund and will be surrendered to the Fund promptly upon request.

                C. The Money Manager will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide to the Fund a copy of the code of ethics and evidence of its adoption, and will make such reports to the Fund as required by Rule 17j-1 under the 1940 Act. The Money Manager has policies and procedures sufficient to enable the Money Manager to detect and prevent the misuse of material, nonpublic information by the Money Manager or any person associated with the Money Manager, in compliance with the Insider Trading and Securities Fraud Enforcement Act of 1988.

                D. The Money Manager will notify the Fund of any changes in the membership of its partnership or in the case of a corporation in the ownership of more than five percent of its voting securities, within a reasonable time after such change.

        19. Amendment. This Agreement may be amended at any time, but only by written agreement among the Money Manager, the Manager and the Fund, which amendment, other than amendments to Exhibits A and B, must be approved by the Board in the manner required by the 1940 Act.

        20. Effective Date; Term. This Agreement shall become effective for the Portfolio on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually (a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio for which the Money Manager acts as money manager, and in either case by a majority of the directors who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as directors of the Fund) cast in person at a meeting called for purposes of voting on the Agreement.

        21. Termination. This Agreement may be terminated, without the payment of any penalty, by the Board, the Manager, the Money Manager or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio for which the Money Manager acts as money manager, upon 60 days' prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination.

        22. Applicable Law. To the extent that state law shall not have been preempted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Washington.

ACCESSOR FUNDS, INC.



BY:-------------------------------
     J. Anthony Whatley, III
     President and Principal Executive Officer

DATE:


BENNINGTON CAPITAL
MANAGEMENT L.P.
By Bennington Management Associates, Inc.
Its Managing General Partner


BY:------------------------------
     J. Anthony Whatley, III
     President

DATE:



Accepted and agreed to:



SYMPHONY ASSET MANAGEMENT  LLC



By:-------------------------------
     Name:
     Title:

DATE:



EXHIBITS:           A.  Operational Procedures (including Schedules 1 and 2).
                    B.  Recordkeeping Requirements.
                    C.  Fee Schedule.

                                    EXHIBIT A
                             OPERATIONAL PROCEDURES


        The Money Manager (the "MM") shall abide by certain rules and procedures in order to minimize operational problems. The MM will be required to have various records and files (as required by regulatory agencies) at its offices. The MM will have to maintain a certain flow of information to Fifth Third Bank ("Fifth Third") the Fund's accounting agent and the custodian bank.

        The MM will be required to furnish Fifth Third with daily information as to executed trades. Fifth Third should receive this data no later than the morning following the day of the trade. The necessary information should be transmitted via facsimile machine or electronic transmission to Fifth Third. Upon receipt of brokers' confirmations, the MM or Fifth Third will be required to notify the other party if any differences exist. The reporting of trades by the MM to Fifth Third must include the following:


        o       Name of the Portfolio of the Fund as to which trade relates
        o       Whether Purchase or Sale
        o       Security name
        o       Number of shares or principal amount
        o       Price per share or bond
        o       Commission rate per share or bond, or if a net trade
        o       Executing broker
        o       Trade date
        o       Settlement date
        o       If security is not eligible for DTC (Purchase only)




        When opening accounts with brokers for the Fund, the account should be a cash account. No margin accounts are to be maintained. The broker should be advised to use Fifth Third's ID system number to facilitate the receipt of information by Fifth Third . If this procedure is followed, DK problems will be held down to a minimum and additional costs of security trades will not become an important factor in doing business. Delivery and receipt instructions are attached as Schedule 1.

        The MM will also be required to submit to Fifth Third a daily trade authorization form signed by two authorized individuals prior to settlement date. A list of authorized persons with specimen signatures must be sent to Fifth Third (see Schedule 2). The authorization will contain information on which Fifth Third and Fifth Third can rely to either accept delivery or deliver out of the account securities as per each trade by the MM. A preprinted form will be supplied to the MM by the Fund, or the MM may use an equivalent form acceptable to Fifth Third and the Fund.

                             SCHEDULE 1 TO EXHIBIT A



                                FIFTH THIRD BANK
                            DELIVERY INSTRUCTIONS FOR
                       ACCESSOR SMALL TO MID CAP PORTFOLIO


I.       DTC ELIGIBLE SECURITIES:
         Participant Number                2116
         Agent Bank Number                 10016
         Institution Number                11153*
         Customer Acct Number              010033141322

                                        *Note:  If you have your own
                                        Institution number, substitute that
                                        number for Fifth Third's.


II.      FEDERAL RESERVE WIRE TRANSFERS:
         ABA #042000314
         FIFTH THIRD BANK
         A/C #71575856
         FOR FURTHER CREDIT TO:  #010033141322
         ATTN:  JENNIFER MOSER

III.     FEDERAL RESERVE ELIGIBLE SECURITIES:    REPURCHASE AGREEMENTS:
         THROUGH FED CINCINNATI                  THROUGH FED CINCINNATI
         ABA #042000314/Fifth Cin/1050           ABA#04000314/Fif Cin/1040
         FFC:  Accessor Small/Midcap Port A/C
               #010033141322                     FFC: Accessor Small/Midcap Port
                                                      A/C#010033141322

IV.      PTC ELIGIBLE SECURITIES, i.e., GNMAs:
         A/C FIFTH
         F/A/O Accessor Midcap Portfolio
         A/C #010033141322

V.       PHYSICAL/INELIGIBLE:

         PHYSICAL NEW YORK
         Bank of New York
         One Wall Street - Securities Department
         3rd Floor - "Window A"
         New York, NY  10286
         FFC:  Fifth Third Bank - A/C#135500

         EUROCLEAR
         (Payment due 1 day prior to settlement date)
         Euroclear #97816
         A/C Bank of New York
         Ref:  Fifth Third Bank
         A/C #135500

                             SCHEDULE 2 TO EXHIBIT A

                     Example of Authorized Signature Letter
                        (To Be Typed on Your Letterhead)


[DATE]




Fifth Third, Inc.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH  45263



Attention:  Accessor Funds, Inc. - Small to Mid Cap Portfolio

Re:     Persons Authorized to Execute Trades For  Small to Mid Cap Portfolio



The  following   individuals   are   authorized  to  execute  and  report  trade
instructions on behalf of the Portfolio. Should there be any changes to the list of authorized persons , we will notify you immediately of those changes.


                NAME                                                 SIGNATURE








Sincerely yours,




[Money Manager]

                                    EXHIBIT B
                    RECORDS TO BE MAINTAINED BY MONEY MANAGER


*1. A record of each brokerage order, and all other portfolio purchases and sales, given by the Money Manager or on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

          A.   The name of the broker,

          B. The terms and conditions of the order, and of any modification or cancellation thereof,

          C.   The time of entry or cancellation,

          D.   The price at which executed,

          E.   The time of receipt of report of execution, and

          F. The name of the person who placed the order on behalf of the Fund (Rule 31a-1(b)(5) and (6) of the 1940 Act).

*2. A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to brokers or dealers was made, and the division of brokerage commissions or other compensation on such purchase and sale orders. The record:

          A.   Shall include the consideration given to:

               (i)  the sale of shares of the Fund

               (ii) the  supplying of services or benefits by brokers or dealers to:

                    (a)  The  Fund,
                    (b)  The Manager (Bennington Capital Management),
                    (c) Yourself (i.e., the Money Manager), and (d) Any person other than the foregoing

               (iii)Any   other   considerations   other   than  the   technical
                    qualifications of the brokers and dealers as such.

          B.   Shall show the nature of the services or benefits made available.

          C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

          D. The identities of the persons responsible for making the determination of such allocation and such division of brokerage commissions or other compensation (Rule 31a-1(b)(9) of the 1940
               Act).

*3. A record in the form of an appropriate memorandum identifying the person or persons, committees, or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record any memorandum, recommendation, or instruction supporting or authorizing the purchase or sale of portfolio securities (Rule 31a-1(b)(10) of the 1940 Act) and such other information as is appropriate to support the authorization.**

*4. Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
        Section 204 of the Advisers Act , to the extent such records are necessary or appropriate to record the Money Manager's transactions with the Fund. (Rule 31a-1(f) of the 1940 Act).

5. All accounts, books, records or other documents that are required to be maintained pursuant to the 1940 Act, the Advisers Act, or any rule or regulation thereunder, need only be retained by the Money Manager as required under such laws, rule or regulations. Any other account, book, record or other document that is required to be maintained by the Money Manager pursuant to this Exhibit B need only be maintained for five years after the date of its creation.


*    Maintained  as property of the Fund  pursuant to Rule  31a-3(a) of the 1940
     Act.

** Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold), and any internal reports or portfolio manager reviews.

                                    EXHIBIT C
                                MONEY MANAGER FEE



         The following compensation of the Money Manager for its services under the Agreement shall be calculated and paid by the Fund (except that no such fees shall be paid to the Manager as to any portion of the Portfolio for which it acts as money manager). For purposes of calculating the Money Manager's fees, commencement of investment operations for the Account shall be considered to be September 15, 1995.


         Fees will be calculated and paid after the end of each calendar quarter at one-fourth of an annual percentage rate as described in the following paragraph and in the table below applied to the average daily net assets of the Account. The net assets of the Account are determined by including receivables and deducting payables. Expenses beyond the control of the Money Manager including, but not limited to, fees payable to the Fund's Custodian, Accounting Agent and Transfer Agent, fees of accountants, legal fees and expenses allocable to the Portfolio are not included as payables of the Account, but expenses within the control of the Money Manager including, but not limited to, brokerage commissions are included in determining the net assets of the Account.

        For the first five complete calendar quarters of management of the Account by the Money Manager, the Fund will pay the Money Manager on a monthly basis at the following annual fee rates, applied to the average daily net assets of the Portfolio.

  BASIC FEE               PORTFOLIO MANAGEMENT FEE                TOTAL
   0.10%                           0.10%                          0.20%

         Commencing with the sixth calendar quarter of management by the Money Manager for the Account, the Fund will pay the Money Manager based on the schedule below as applied to the average daily net assets of the Portfolio.


                        AVERAGE ANNUALIZED
                 PERFORMANCE DIFFERENTIAL VS. THE       ANNUALIZED
                          BENCHMARK INDEX            PERFORMANCE FEE
                          ---------------            ---------------
                Greater Than or Equal to
                    3.00%                                  0.42%
                Greater Than or Equal to
                    2.00% and Less Than 3.00%              0.35%
                Greater Than or Equal to
                    1.00% and Less Than 2.00%              0.30%
                Greater Than or Equal to
                    0.50% and Less Than 1.00%              0.25%
                Greater Than or Equal to
                    0.00% and Less Than 0.50%              0.20%
                Greater Than or Equal to
                    -0.50% and Less Than 0.00%             0.15%
                Greater Than or Equal to
                    -1.00% and Less Than -0.50%            0.10%
                Greater Than or Equal to
                    -1.50% and Less Than -1.00%            0.05%
                Less Than -1.50%                           0.00%

        The Account's performance differential versus the benchmark index is recalculated at the end of each calendar quarter based on the Account's performance during all calendar quarters since commencement of management by the Money Manager for the Account through the next preceding calendar quarter, so that the performance fee, although measured on an average annual rate of return basis, covers all prior quarters except that of the immediately preceding quarter. Commencing with the 14th calendar quarter of management by the Money Manager for the Account, the Account's average annual performance differential will be recalculated based on the Account's performance during the preceding 12 calendar quarters (other than the immediately preceding quarter) on a rolling basis.

        The Manager agrees to make every effort to minimize cash inflows and outflows to the Account, and to attempt to limit them to once a month. For purposes of calculating the performance of the benchmark index, the Fund, the Manager and the Money Manager agree to accept the calculation provided by the publisher of the index or another mutually acceptable source. For purposes of calculating the performance differential versus the benchmark index, the investment performance of the Account for any period, expressed as a percentage of its net asset value per share at the beginning of such period, is equal to the sum of: (i) the change in the net asset value per share of the Account during such period; (ii) the value of the Account's cash distributions per share accumulated to the end of such period; and (iii) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period. For this purpose, the value of distributions per share of realized capital gains, or dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains, shall be treated as reinvested in shares of the Account at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes. The investment record of the benchmark index for any period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

                                    EXHIBIT D
                                 BENCHMARK INDEX

                                  July 1, 1998

Wilshire 4500 Index

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             OF ACCESSOR FUNDS, INC.
--------------------------------------------------------------------------------

ACCESSOR FUNDS, INC.                THE  UNDERSIGNED  HEREBY APPOINTS J. ANTHONY
SMALL TO MID CAP PORTFOLIO          WHATLEY III AND LINDA V. WHATLEY  PROXIES OF
PROXY FOR A SPECIAL MEETING OF      THE   UNDERSIGNED,   WITH   FULL   POWER  OF
SHAREHOLDERS TO BE HELD ON          SUBSTITUTION,  TO VOTE ALL  SHARES OF COMMON
April 30, 1998                      STOCK OF ACCESSOR  FUNDS,  INC. (THE "FUND")

                                    SMALL TO MID CAP PORTFOLIO HELD OF RECORD BY
                                    THE    UNDERSIGNED,    AUTHORIZED    TO   BE
                                    REPRESENTED   BY   PROXY   AND   WHICH   THE
                                    UNDERSIGNED  IS  ENTITLED  TO  VOTE  AT  THE
                                    SPECIAL  MEETING OF SHAREHOLDERS OF THE FUND
                                    TO BE HELD AT 1420 5TH  AVENUE,  SUITE 3130,
                                    SEATTLE, WASHINGTON 98101 ON APRIL 30, 1998,
                                    AT 10:00 A.M. PACIFIC STANDARD TIME, OR ANY
                                    ADJOURNMENTS OR POSTPONEMENTS  THEREOF, WITH
                                    ALL THE POWERS THE UNDERSIGNED WOULD HAVE IF
                                    PERSONALLY PRESENT ON THE FOLLOWING MATTERS:


FOR      AGAINST      ABSTAIN

|_|         |_|          |_|     1. to approve or disapprove a New Money Manager
                                    Agreement   among  Accessor   Funds,   Inc.,
                                    Bennington   Capital   Management  L.P.  and
                                    Symphony Asset Management LLC that modifies the calculation of the fee structure of the Money Manager Fee paid to Symphony Asset Management LLC


FOR      AGAINST      ABSTAIN    2. to  transact  such other  business as may be
                                    properly  brought  before the Meeting or any
|-|         |-|          |-|        adjournments thereof

                                    THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE
                                    VOTED IN THE MANNER  DIRECTED  HEREIN BY THE
                                    UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS
                                    INDICATED,  THIS PROXY  WILL BE VOTED  'FOR'
                                    THE APPROVAL OF THE MONEY MANAGER  AGREEMENT
                                    IN ITEM 1, AND THE  PROXIES  WILL USE  THEIR
                                    DISCRETION   WITH  RESPECT  TO  ANY  MATTERS
                                    REFERRED  TO  IN  ITEM  2.  THE  UNDERSIGNED
                                    HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE
                                    ACCOMPANYING  NOTICE OF  SPECIAL  MEETING OF
                                    SHAREHOLDERS AND PROXY STATEMENT.


  DATED:  ----, 1998


                                        ---------------------------------------

                                        ---------------------------------------

PLEASE  COMPLETE,  DATE AND SIGN  EXACTLY AS
YOUR NAME APPEARS HEREON.

WHEN  SIGNING  AS  ATTORNEY,  ADMINISTRATOR,
EXECUTOR,  GUARDIAN,  TRUSTEE  OR  CORPORATE
OFFICER, PLEASE ADD YOUR TITLE.

IF  SHARES  ARE HELD  JOINTLY,  EACH  HOLDER
SHOULD SIGN.
--------------------------------------------------------------------------------